UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 22, 2010 (December 17, 2010)___
Crawford & Company

(Exact Name of Registrant as Specified in Its Charter)

Georgia	1-10356	58-0506554

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1001 Summit Blvd, N.E., Atlanta, Georgia 30319

(Address, Including Zip Code, of Principal Executive Offices)
(404) 256-0830

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address,
if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     On December 17, 2010, Crawford & Company (the “Company”), Crawford & Company International, Inc. (“International,” together with the Company, the “Borrowers”), SunTrust Bank, as administrative agent and a lender (“SunTrust”), and the other lenders party thereto, entered into a Sixth Amendment to Credit Agreement (the “Amendment”) which amended that certain Credit Agreement dated as of October 31, 2006, by and among the Borrowers, SunTrust, and the lenders from time to time party thereto (as previously amended, the “Credit Agreement”). The Amendment provides for, among other things, (i) the exercise by the Borrowers of their option under the Credit Agreement to obtain additional term loans in an aggregate principal amount of $50,000,000 (the “Additional Term Loan”); (b) the ability of the Borrowers to obtain letters of credit issued under the Credit Agreement in certain foreign currencies; (c) an increase in the minimum Leverage Ratio (as defined in the Credit Agreement) that the Borrowers are required to comply with under the Credit Agreement; and (d) additional flexibility for the Borrowers to engage in certain non-speculative hedging arrangements and, in certain circumstances, make additional Restricted Payments (as defined in the Credit Agreement).
     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.
Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information contained under the heading “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference herein.
     The Borrowers obtained the Additional Term Loan, which is payable at times, and on terms, consistent with other term loans under the Credit Agreement, on December 20, 2010. In accordance with the terms and conditions of the Credit Agreement, the Company is obligated to contribute to its underfunded U.S. defined benefit pension plans an amount of cash equal to the Additional Term Loan, with such contributions required to be completed on or prior to January 31, 2011 (the “Special Contributions”).
Section 8 — Other Events
Section 8.01. Other Events
     On December 20, 2010, the Company issued a press release announcing the Special Contributions.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Section 9 — Financial Statements and Exhibits
Section 9.01. Financial Statements and Exhibits
(d). Exhibits

Exhibit No.	Description

10.1	Sixth Amendment to Credit Agreement, dated as of December 17, 2010, by and among Crawford & Company, Crawford & Company International, Inc., SunTrust Bank, as administrative agent and a lender, and the other lenders party thereto

99.1	Press Release dated December 20, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY
By:	/s/ Allen W. Nelson
	Name:	Allen W. Nelson
	Title:	Executive Vice President — General Counsel & Corporate Secretary

Date: December 22, 2010